UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Plan Investment Fund, Inc.
(Name of Registrant as Specified In Its Charter)

Plan Investment Fund, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PLAN INVESTMENT FUND, INC.

2 Mid America Plaza

Suite 200

Oakbrook Terrace, Illinois 60181

NOTICE OF ANNUAL MEETING OF

PARTICIPATION CERTIFICATE HOLDERS

TO BE HELD ON JUNE 13, 2014

TO:    The Participation Certificate Holders of Plan Investment Fund, Inc.

The Annual Meeting of Participation Certificate Holders of Plan Investment Fund, Inc. (the “Company”) will be held on June 13, 2014 at 8:30 a.m. CDT at BCS Financial Corporation, 2 Mid America Plaza Suite 200, Oakbrook Terrace, IL 60181;

1)	To elect nine Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his or her successor is duly elected and qualified;

2)	To approve the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2014;

3)	To transact such other business as may properly come before the meeting.

The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

Participation Certificate holders of record at the close of business on April 30, 2014 have the right to vote at the meeting.

Whether or not you expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy or proxies by May 22, 2014 in order that the meeting may be held and a maximum number of Participation Certificates may be voted.

May 9, 2014

/s/ Joseph S. Castellon
Joseph S. Castellon, Secretary

PLAN INVESTMENT FUND, INC.

2 Mid America Plaza

Suite 200

Oakbrook Terrace, Illinois 60181

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the “Company” or the “Fund”) for use at the Annual Meeting of Participation Certificate Holders to be held on June 13, 2014 at 8:30 a.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, IL 60181 (such meeting, including any adjournment thereof, being referred to as the “Meeting”). The Company will bear all proxy solicitation costs. Any Participation Certificate (“PC”) holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to Participation Certificate Holders on or about May 9, 2014.

The Company currently offers four portfolios - the Government/REPO Portfolio, the Money Market Portfolio, the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio. Only Participation Certificate holders of record at the close of business on April 30, 2014, will be entitled to vote at the Meeting. On that date the following number of Participation Certificates of the Company were outstanding and entitled to be voted at the Meeting: 145,880,211.27 Government/REPO Portfolio Participation Certificates, 630,769,288.76 Money Market Portfolio Participation Certificates, 6,922,648.82 Ultrashort Duration Government Portfolio Participation Certificates and 13,653,961.93 Ultrashort Duration Bond Portfolio Participation Certificates. Cumulative voting is not permitted.

Each Government/REPO Portfolio and Money Market Portfolio Participation Certificate holder of record on the record date shall be entitled to cast one vote for each such Participation Certificate and a pro rata vote for each such fractional Participation Certificate outstanding in its name as of the record date on each matter to be voted upon at the meeting. Each Ultrashort Duration Government Portfolio and Ultrashort Duration Bond Portfolio Participation Certificate holder of record on the record date shall be entitled to cast 10 votes for each such Participation Certificate and 10 pro rata votes for each such fractional Participation Certificate outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the votes with respect to the issued and outstanding Participation Certificates affected by the matter to be voted upon shall be required for approval of such matter. The Participation Certificate holders entitled to cast at least a majority of the votes with respect to the Company’s issued and outstanding Participation Certificates, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the Participation Certificate holder or its proxy and specifying the number of Participation Certificates voted with respect to such election.

The Company’s Annual Report for its Government/REPO, Money Market, Ultrashort Duration Government and Ultrashort Duration Bond Portfolios, containing financial statements for the year ended December 31, 2013, has been mailed to Participation Certificate holders of such Portfolios and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call BCS Financial Corporation (800) 621-9215.

For directions to attend the meeting and vote in person, please contact us at (800) 621-9215.

If you do not expect to be present at the meeting and wish your Participation Certificates to be voted, please date and sign the enclosed proxy and return it as described below.

Separate distributions of proxy materials containing the applicable forms of proxies are being made to:

•	Holders of Participation Certificates of the Government/REPO Portfolio and the Money Market Portfolio, which proxies are to be returned to the Company by mail (return envelope enclosed) c/o BNY Mellon Asset Servicing US Investor Services, Attn: Zakiya Hill, 760 Moore Road, 19K-0102, King of Prussia, PA 19406 or via email to zakiya.hill@bnymellon.com with a copy to klacy@bcsf.com.

•	Holders of Participation Certificates of the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio, which proxies are to be returned to the Company by e-mail c/o BCS Financial Corporation. Please use the following e-mail address: klacy@bcsf.com with a copy to jcastellon@bcsf.com.

Important Notice regarding the availability of Proxy Materials for the annual meeting to be held on June 13, 2014. This Proxy Statement is available at www.pif.com.

ELECTION OF TRUSTEES

Nine Trustees are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of Participation Certificate Holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company’s Bylaws. The person named as a proxy in the accompanying proxy has been designated by the Board of Trustees and, unless contrary instructions are given, intends to vote for the nominees named below. The nominees currently are Trustees of the Fund.

The entire Board of Trustees consists of 11 persons, so the election of the nominees named herein will result in two vacancies. Of the 10 Trustees elected at last year’s Annual Meeting, three have either resigned or are not standing for reelection and nominees to fill two of the open positions have not been selected. The proxies cannot be voted for a greater number of persons than the nominees named herein. Under the bylaws of the Company, vacancies on the Board of Trustees may be filled by a vote of the majority of the Trustees then in office.

All Participation Certificates represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxy will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority vote of the outstanding Participation Certificates of the Fund. The following table sets forth certain information about the nominees:

Disinterested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/- Directorships Held by Trustee During Past Five Years
Dorothy A. Coleman 165 Court Street Rochester, NY 14647 Age 51	Trustee	3 Years

September 2011 to Present – Executive Vice President, Chief Financial Officer, Excellus Blue Cross Blue Shield;

October 2009 to September 2011 – Executive Vice President, Chief Financial Officer, Blue Cross Blue Shield of Rhode Island;

2009 to October 2009 Chief Operating Officer Interim President-Public Sector Line of Business, United Healthcare

				Four	None

David A. Cote 4101 Percival Road, AX –A31 Columbia, SC 29223 Age 43	Trustee	1 Year	2009 to Present – Assistant Vice President and Assistant Treasurer, Blue Cross Blue Shield of South Carolina	Four	None

Nanette P. DeTurk 120 Fifth Avenue, Suite 3118 Pittsburgh, PA 15222 Age 55	Trustee	(2)	May 2013 to Present – Chief Financial Officer and Treasurer, Highmark Health 2009 to April 2013 – Chief Financial Officer and Treasurer, Highmark, Inc. (Insurance Company)	Four	None

Robert J. Kolodgy 225 N. Michigan Avenue Chicago, IL 60601 Age 56	Trustee	3 Years

February 2009 to Present - Senior Vice President of Financial Services and Government Programs and Chief Financial Officer, Blue Cross Blue Shield Association;

2009 to February 2009 – Chief Operating Officer, Chief Financial Officer and Chief Strategy Officer, Paramount Healthcare and ProMedica Health Systems

				Four	None

Alan Krigstein 1901 Market Street Philadelphia, PA 19103-1480 Age 62	Trustee	3 Years

April 2009 to Present - Executive Vice President and Chief Financial Officer, Independence Blue Cross;

2009 to March 2009 - Senior Vice President and Chief Financial Officer, AmeriHealth Mercy Family of Companies

				Four	None

(1)	Term of office is one year.
(2)	Less than one year.

Disinterested Trustees cont.

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/- Directorships Held by Trustee During Past Five Years

Jeffery T. Leber 3545 Lakeland Drive Jackson, MS 39232 Age 55	Trustee	(2)	2009 to Present – Chief Financial Officer, Blue Cross & Blue Shield of Mississippi	Four	None

Gerard T. Mallen 300 East Randolph Street, 14th Floor Chicago, IL 60601 Age 59	Trustee	9 Years	2009 to Present – Treasurer and Finance Division Senior Vice President, Health Care Service Corporation (HCSC) (Blue Cross and Blue Shield of Illinois, Montana, Oklahoma, New Mexico and Texas)	Four	None

Vincent P. Price 100 SW Market Street Portland, OR 97201 Age 51	Trustee	1 Year	November 2009 to Present – Executive Vice President and Chief Financial Officer, Cambia Health Solutions, Inc.	Four	None

Cynthia M. Vice 450 Riverchase Parkway Birmingham, AL 35242 Age 54	Trustee	4 Years

April 2009 to Present – Senior Vice President, Chief Financial Officer and Treasurer, Blue Cross Blue Shield of Alabama;

2009 to April 2009 - Vice President, Internal Audit and Information Security, Blue Cross and Blue Shield of Alabama

				Four	None

(1)	Term of office is one year.
(2)	Less than one year.

The business and affairs of the Fund are managed under the direction of the Board of Trustees. At the present time, there are ten Trustees serving on the Board, including the Chairman of the Board. The Chairman presides at meetings of the Board of Trustees and at meetings of Participation Certificate holders. The Chairman, Emil Duda, who is not standing for reelection, is not the Chief Executive Officer and not an “interested person” (as defined in the Investment Company Act) of the Fund. The Board exercises risk oversight of the Fund through receiving and reviewing compliance reports from, and making inquiries of, the Administrator, BlackRock Advisors, LLC and Merganser Capital Management, LLC as the Fund’s investment advisors. These reports are prepared monthly and provided to the Board on a periodic basis. The Board also exercises risk oversight by receiving and reviewing reports at regular Board of Trustees meetings and annual reports from the Fund’s Chief Compliance Officer and making inquiries of and having meetings with the Chief Compliance Officer.

The Board met four times during the Fund’s fiscal year ended December 31, 2013. During the fiscal year ended December 31, 2013, each of Alan Krigstein and Gerard T. Mallen attended less than 75% of the aggregate number of meetings of the Board and the committees of the Board on which they served.

All of the Trustees, except for Mr. Duda, hold chief financial officer or similar senior financial management positions with the Blue Cross Blue Shield Association (the “Association”) or with members or licensees of the Association and certain related organizations, which are the only entities that are permitted to purchase Participation Certificates. Mr. Duda previously held such a senior financial management position.

Each of the Trustees has significant senior management experience overseeing investment activities for an insurance company or similar entity. This experience has led the Fund to conclude that these individuals are well qualified to serve as Trustees of the Fund. While the current Trustees all have investment experience and skills and financial management skills, future Trustees may have additional or different experience and skills.

The Fund has concluded that the interests of the Fund and its Participation Certificate holders are served by having Trustees who have significant experience as Trustees of the Fund, as well as Trustees with shorter Fund tenures, who may bring new perspectives to management of the Fund. The Fund also has concluded that its leadership structure, in which all or most of the Trustees are or have been affiliated with investors or potential investors in the Fund, aligns the interests of the Trustees with the interests of such investors with respect to risk oversight of the Fund and other matters.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies

As of December 31, 2013, none of the Company’s Trustees or nominees had “beneficial ownership” (as such term is defined by Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) of Participation Certificates in the Company or any registered investment companies overseen by the Trustees or nominees within the same family of investment companies as the Company.

Name of Trustee or Nominee	Name of Owners and Relationships To Trustee or Nominee	Company	Title of Class	Value of Securities	Percent of Class

As of December 31, 2013, none of the Company’s Trustees or nominees who are not interested persons of the Company or their immediate family members were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of Participation Certificates of an investment advisor of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor of the Company.

As individuals, the Trustees cannot directly own Participation Certificates of the Company; however, all of the Trustee nominees are officers or employees of corporations that are eligible to own Participation Certificates and may be deemed to exercise voting and investment power in that capacity. As of April 30, 2014 these Trustee nominees’ employers owned or controlled the following:

Trustee	Government/REPO Portfolio PCs	Money Market Portfolio PCs	Ultrashort Duration Government Portfolio PCs	Ultrashort Duration Bond Portfolio PCs
Dorothy A. Coleman	10,125.18	61,812.46	0.00	1,102,204.41
David A. Cote	1,700,619.00	49,141,811.02	4,520,241.76	4,560,874.05
Nanette P. DeTurk	0.00	8,953,873.59	0.00	2,032,796.84
Robert J. Kolodgy	37,070,997.76	121,817,527.45	0.00	2,052,354.36
Alan Krigstein	14,912,247.24	67,134,700.50	0.00	31,463.70
Jeffery T. Leber	0.00	0.00	0.00	1,301,459.06
Gerard T. Mallen	50,640,902.27	256,194,111.64	0.00	0.00
Vincent P. Price	9,429,338.39	0.00	0.00	0.00
Cynthia M. Vice	30,021,711.69	30,474,654.71	2,000,000.00	0.00

Compensation Information

The following table sets forth information concerning compensation paid to Trustees and Officers of the Fund for the fiscal year ended December 31, 2013.

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Emil Duda, Chairman and Trustee	$2,000	—	—	$2,000

The Fund pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, or any subsidiaries or affiliates thereof, $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, or any subsidiaries or affiliates thereof and officers of the Fund are not paid for attending meetings. Officers of the Company receive no compensation from the Fund for performing the duties of their offices.

BCS Financial Services Corporation (the “Administrator”), a wholly-owned subsidiary of BCS Financial Corporation, which has its principal office at 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, serves as the Fund’s administrator. For the services provided and expenses assumed by the Administrator, the Administrator is entitled to receive a fee, computed daily and payable monthly, at a rate equal to 0.05% of each Portfolio’s average annual net assets.

For the fiscal year ended December 31, 2013, the Administrator waived fees of $49,885, $83,514, $84,345 and $89,853 for the Government/REPO Portfolio, Money Market Portfolio, Ultrashort Duration Government Portfolio and Ultrashort Duration Bond Portfolio, respectively. Under its agreement with the Fund, the Administrator reimbursed expenses of $47,367 for the Ultrashort Duration Government Portfolio and $50,407 for the Ultrashort Duration Bond Portfolio. Net of fee waivers and expense reimbursements, the Administrator was paid $19,705 and $314,776 for the Government/REPO Portfolio and Money Market Portfolio, respectively. For the four months ending April 30, 2014, the Administrator reimbursed $10,880 after fee waivers as administrator for the Government/REPO Portfolio, earned $69,895 after fee waivers as administrator for the Money Market Portfolio, reimbursed expenses in the amount of $22,938 for the Ultrashort Duration Government Portfolio, and reimbursed expenses of $24,882 for the Ultrashort Duration Bond Portfolio.

Committees of the Board of Trustees

The Board of Trustees has a standing Audit Committee and a standing Nominating Committee. The Board of Trustees does not have a standing Compensation Committee.

Audit Committee. The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its governance responsibilities by, among other things, taking the following actions:

•	make recommendations to the Board of Trustees concerning the appointment, retention and compensation of the independent auditors;

•	inquire whether management has maintained the reliability and integrity of Fund policies and financial reporting and disclosure practices;

•	inquire whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

•	inquire whether management has established and maintained processes to assure compliance by the Fund in all material respects with applicable laws and regulations;

•	inquire about and evaluate the performance and qualifications of management and the independent auditors;

•	encourage and foster open communication among management, the independent auditors and the Board of Trustees and;

•	Develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund regarding the Fund’s accounting, internal accounting controls or auditing matters (“Accounting Matters”) as well as information concerning the daily operations of the Fund (“Operational Matters”); and (ii) the confidential, anonymous submission by officers of the Fund or employees of its service providers of concerns regarding questionable practices or decisions with respect to any Accounting Matters or Operational Matters.

The Audit Committee is responsible for identifying and recommending the independent auditors for selection by the Board of Trustees to audit the Fund’s financial statements, reviewing the auditor’s fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Fund, and in certain cases, non-audit services provided to the Fund’s investment advisors and certain affiliated parties. The members of the Audit Committee are Alan Krigstein, Gerard T. Mallen and Cynthia M. Vice. The Audit Committee met twice during the Fund’s most recent fiscal year. No member of the Audit Committee is an interested person of the Fund.

Nominating Committee. The purpose of the Fund’s Nominating Committee is to gather information and make recommendations to the Participation Certificate holders of nominees for election as Trustees of the Fund. The members of the Nominating Committee are David A. Cote and Robert J. Kolodgy. None of the members of the Nominating Committee are “interested persons” of the Company, as defined in section 2(a)(19) of the Investment Company Act. The Nominating Committee met three times during the Company’s most recent fiscal year. The Nominating Committee has a charter. The charter is set forth on the Company’s website at www.pif.com.

The Nominating Committee will consider Participation Certificate holders’ recommendations of potential nominees for election as Trustees. Recommendations of potential nominees for election at the annual meeting of Participation Certificate holders should be submitted in writing to the Fund at its principal office. Recommendations of potential nominees for election at the annual meeting of Participation Certificate holders to be held in 2014 must have been received by the Company by January 10, 2014.

While there are no specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee recommended nominee, in the past the Nominating Committee recommended nominees generally have been current or former executives of Participation Certificate holders.

In evaluating potential trustee nominees, including nominees recommended by Participation Certificate holders, the Nominating Committee will consider such qualifications and skills as it deems relevant. The committee considers, among other things:

•	whether the candidate will qualify as a trustee who is not an “interested person” of the Fund;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Company and its Participation Certificate holders;

•	the contribution that the candidate can make to the Board of Trustees by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a trustee;

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board of Trustees; and

•	familiarity with the Fund and utilization of the Fund by the nominees’ employer.

With respect to the re-nomination of incumbent Trustees, past service to the Board is also considered.

The Nominating Committee, acting through its members and with the assistance of officers of the Administrator, usually seeks nominees by making inquiries of Participation Certificate holders. The Nominating Committee evaluates the qualifications of potential nominees, taking into consideration the factors set forth above, among others. The Nominating Committee will not evaluate nominees differently based on whether the nominee is recommended by a Participation Certificate holder, but the Nominating Committee would be likely to recommend nominees who are associated with several different Participation Certificate holders, rather than have several nominees who are associated with a single Participation Certificate holder. The Nominating Committee has not taken diversity into consideration in identifying nominees for Trustees although it may determine to do so in the future.

The Company does not have a formal process for security holders to send communications to the Board of Trustees because the Company does not believe such a process is necessary. The Company expects that it will send any communication received for the trustees directly to them, unless the officers of the Company determine such communication to be inappropriate.

The Company encourages trustees to attend annual meetings of Participation Certificate holders. Seven Trustees attended last year’s annual meeting of Participation Certificate holders.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP has been selected by the Board of Trustees, including all of the Trustees who are not interested persons of the Company, as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2014. The Trustees selected Deloitte & Touche LLP at a meeting held April 11, 2014. The ratification of the selection of the Independent Registered Public Accounting Firm for the 2014 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Deloitte & Touche LLP unless contrary instructions are given. The selection of The Independent Registered Public Accounting Firm is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940. Deloitte & Touche LLP has been the Company’s Independent Registered Public Accounting Firm since March 17, 2004 and has no direct or material indirect financial interest in the Company. It is not expected that a representative of Deloitte & Touche LLP will be present at the annual meeting of Participation Certificate Holders.

Audit and Non-Audit Fees

The following table sets forth the aggregate audit and non-audit fees billed to the Fund for the fiscal years ended December 31, 2013 and 2012 for professional services rendered by the Fund’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP.

	Year Ended December 31,
	2013	2012
Audit fees	$88,575	$53,500
Audit-related fees	30,650	23,750
Tax fees	8,675	5,500
All other fees	0	0

Total	$127,900	$82,750

Audit fees include fees billed for professional services associated with the annual audits and filings of the Fund’s Form N-1A, Form N-CSR and Form N-SAR and requirements of Rule 17f-2 of the Investment Company Act of 1940. Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit. The audit-related fees shown above are principally related to the semi-annual review of the Fund’s financial statements. Tax fees represent fees billed for services rendered for tax compliance and tax advice by the Fund’s Independent Registered Public Accounting Firm. All other fees would be for services rendered other than those included in the audit, audit-related or tax categories. All services for 2013 and 2012 for which fees are included in the table above were pre-approved by the Audit Committee of the Fund.

Other Affiliate Services Required to be Pre-Approved

The Audit Committee of the Fund also is required to pre-approve services by the Fund’s auditor to certain affiliate entities as defined by SEC rules, including the Fund’s Advisors and any entity controlling, controlled, controlled by or under common control with the Advisors to the extent such services are determined to have a direct impact on the operations or financial reporting of the Fund. The amount of all other fees billed for services provided to the Fund’s Advisors for such services was $0 in 2013 and $0 in 2012 related to the Advisor’s regulatory compliance program.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed for professional services for the Fund, the Fund’s Advisors and all affiliates as defined by SEC rules, totaled $0 in 2013 and $0 in 2012. The Audit Committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the Independent Registered Public Accounting Firm’s independence.

Audit Committee Pre-Approval Policies

The Audit Committee of the Fund has adopted policies that require that each engagement of the Fund’s independent auditors to render audit or non-audit services to the Fund be pre-approved by the Fund’s

Audit Committee, or if the committee shall determine to delegate such matter to one of its members, such member shall have the authority to pre-approve audit or non-audit services to the Fund. The Fund’s Audit Committee, or if the committee shall determine to delegate such matter to one of its members, such member, also pre-approves all engagements by the independent auditors for engagements for non-audit services to the Advisors and any entity controlling, controlled by or under common control with the Advisors that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund. The foregoing pre-approval requirements will not apply to certain non-audit services, provided the same are limited in amount and other requirements are satisfied with respect thereto, in accordance with the applicable provisions of Rule 2-01 under SEC Regulation S-X.

ADDITIONAL INFORMATION

Officers

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company:

Executive Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Susan A. Pickar 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age 45	President and Chief Executive Officer	(2)	2009 to Present – Senior Vice President of Finance and Treasurer, BCS Financial Corporation

Joseph S. Castellon 2 Mid America Plaza Suite 200 Oakbrook Terrace, IL 60181 Age 43	Treasurer Secretary	4 Years 3 Years

April 2014 to Present - Vice President, Plan Investment Fund and Investment Services;

April 2011 to Present – Vice President, BCS Financial Corporation;

June 2009 to April 2011 – Assistant Vice President, BCS Financial Corporation

Donna M. Rogers Fund Chief Compliance Officer Foreside 10 High Street, Suite 302 Boston, MA 02110 Age 47	Chief Compliance Officer	1 Year	January 2011 to Present – Chief Compliance Officer, Foreside Compliance Services, LLC (Foreside Financial Group) 2009 to December 2010 – Senior Vice President, State Street Bank

(1)	Term of office is one year
(2)	Less than one year

The Fund does not compensate any of its officers for services rendered to the Fund in their capacity as officers. Ms. Pickar and Mr. Castellon are officers of the Administrator, and they receive compensation from the Administrator. Ms. Rogers is employed by Foreside Compliance Services, LLC and receives compensation from Foreside Compliance Services, LLC.

Significant Owners

On April 30, 2014, the name, address, number of Participation Certificates held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding Participation Certificates of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such Participation Certificates on behalf of their underlying accounts were as follows:

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Class

Health Care Service Corporation 300 East Randolph Street, 14th Floor Chicago, IL 60601	50,640,902.27	34.71%

Blue Cross Blue Shield Association 225 N. Michigan Avenue Chicago, IL 60601	37,070,997.76	25.41%

Blue Cross Blue Shield of Alabama 450 Riverchase Pkwy East Birmingham, AL 35298	30,021,711.69	20.58%

Independence Blue Cross 1901 Market Street Philadelphia, PA 19103	14,912,247.24	10.22%

Cambia Health Solutions, Inc. 1800 Ninth Avenue M/S S430 Seattle, WA 98101	9,429,338.39	6.46%

On April 30, 2014, the name, address, number of Participation Certificates held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding Participation Certificates of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such Participation Certificates on behalf of their underlying accounts were as follows:

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Class

Health Care Service Corporation 300 East Randolph Street, 14th Floor Chicago, IL 60601	256,194,111.64	40.62%

Blue Cross Blue Shield Association 225 N. Michigan Avenue Chicago, IL 60601	121,817,527.45	19.31%

Independence Blue Cross 1901 Market Street Philadelphia, PA 19103	67,134,700.50	10.64%

Blue Cross and Blue Shield of Kansas 1133 SW Topeka Boulevard Topeka, KS 66629	50,000,000.00	7.93%

Blue Cross Blue Shield of South Carolina 4101 Percival Road AX-A31 Columbia, SC 29223	49,141,811.02	7.79%

On April 30, 2014, the name, address, number of Participation Certificates held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding Participation Certificates of the Ultrashort Duration Government Portfolio because they possessed or shared voting or investment power with respect to such Participation Certificates on behalf of their underlying accounts were as follows:

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Class

Blue Cross Blue Shield of South Carolina 4101 Percival Road AX-A31 Columbia, SC 29223	4,520,241.76	65.30%

Blue Cross Blue Shield of Alabama 450 Riverchase Pkwy East Birmingham, AL 35298	2,000,000.00	28.89%

On April 30, 2014, the name, address, number of Participation Certificates held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding Participation Certificates of the Ultrashort Duration Bond Portfolio because they possessed or shared voting or investment power with respect to such Participation Certificates on behalf of their underlying accounts were as follows:

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Class

Blue Cross Blue Shield of South Carolina 4101 Percival Road AX-A31 Columbia, SC 29223	4,560,874.05	33.40%

Blue Cross Blue Shield Association 225 N. Michigan Avenue Chicago, IL 60601	2,052,354.36	15.03%

Highmark Health 120 Fifth Avenue, Suite 3118 Pittsburgh, PA 15222	2,032,796.84	14.89%

BCS Financial Corporation 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181	1,411,574.92	10.34%

Blue Cross & Blue Shield of Mississippi 3545 Lakeland Drive East Flowood, MS 39232	1,301,459.06	9.53%

Excellus Blue Cross Blue Shield 165 Court Street Rochester, NY 14647	1,102,204.41	8.07%

Blue Cross and Blue Shield of Kansas 1133 SW Topeka Boulevard Topeka, KS 66629	1,006,456.25	7.37%

Investment Advisors

The investment advisor for the Government/REPO Portfolio and the Money Market Portfolio is BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809. The investment advisor for the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio is Merganser Capital Management, LLC, 99 High Street, Boston, MA 02110.

Distributor/Principal Underwriter

The distributor (also known as the principal underwriter) for the Government/REPO Portfolio, Money Market Portfolio, Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio is Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101.

Participation Certificate Holder Proposals for Next Annual Meeting

Any Participation Certificate holder proposal intended to be presented at the Annual Meeting of Participation Certificate holders to be held in 2015 must be received by the Company at its principal office not later than January 9, 2015 in order for it to be included in the Company’s proxy materials relating to such Annual Meeting. In order for a Participation Certificate holder to present a proposal at the 2015 Annual Meeting of Participation Certificate holders, even if the proposal is not submitted by the deadline for inclusion in the Proxy Statement, notice must be given to the Secretary no later than March 25, 2015.

Other Matters

Management at present knows of no other business to be presented at the Meeting, or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of Participation Certificate holders arise, the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.

Dated: May 9, 2014

PARTICIPATION CERTIFICATE HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR PARTICIPATION CERTIFICATES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

GOVERNMENT /REPO PORTFOLIO

MONEY MARKET PORTFOLIO

PLAN INVESTMENT FUND, INC.

2 Mid America Plaza

Suite 200

Oakbrook Terrace, Illinois 60181

Proxy Solicitation on behalf of the Board of Trustees for the

Annual Meeting of Participation Certificate Holders

To be held on June 13, 2014

The undersigned Participation Certificate (“PC”) holder of the Government/REPO Portfolio and/or the Money Market Portfolio (the “Portfolios”) of Plan Investment Fund, Inc. does hereby appoint Joseph S. Castellon and Susan A. Pickar, or any of them, as attorney and proxy of the undersigned, each with full power of substitution and resubstitution, to attend the Annual Meeting of Participation Certificate holders to be held on June 13, 2014 at 8:30 a.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, IL 60181 and at all adjournments thereof, and thereat to vote the PCs of the Portfolios held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1.	Election of Nine Trustees

Instructions: To vote for individual nominees, place an “X” on the line next to each such nominee, up to a total of nine individual nominees. Unless the authority to vote for a nominee is withheld or unless otherwise specified, authority is deemed granted to vote for the election of such nominee.

Name of Management Nominee	Vote For	Withhold Authority To Vote
All of nominees listed below or individually:

Dorothy A. Coleman
David A. Cote
Nanette P. DeTurk
Robert J. Kolodgy
Alan Krigstein
Jeffery T. Leber
Gerard T. Mallen
Vincent P. Price
Cynthia M. Vice

Name of additional nominees(s)	Vote For

2.	Selection of Independent Auditors

Ratify selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2014.

(Auditors)	FOR	ABSTAIN	AGAINST

3.	Other Business

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

(Other Business)	FOR	ABSTAIN	AGAINST

The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote:

(a)	For the election of the Nominating Committee’s slate of Trustees set forth in paragraph 1 above;

(b)	For Appointment of Independent Auditors set forth in paragraph 2 above;

(c)	For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

Dated: , 2014

(Signature) (Title)	(Print Name)

THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY, BY MAIL (RETURNED ENVELOPE ENCLOSED) C/O BNY MELLON ASSET SERVICING US INVESTOR SERVICES, ATTN: ZAKIYA HILL, 760 MOORE ROAD, 19K-0102, KING OF PRUSSIA, PA 19406 OR VIA EMAIL TO ZAKIYA.HILL@BNYMELLON.COM WITH A COPY TO KLACY@BCSF.COM.

ULTRASHORT DURATION GOVERNMENT PORTFOLIO

ULTRASHORT DURATION BOND PORTFOLIO

PLAN INVESTMENT FUND, INC.

2 Mid America Plaza

Suite 200

Oakbrook Terrace, Illinois 60181

Proxy Solicitation on behalf of the Board of Trustees for the

Annual Meeting of Participation Certificate Holders

To be held on June 13, 2014

The undersigned Participation Certificate (“PC”) holder of the Ultrashort Duration Government Portfolio and/or the Ultrashort Duration Bond Portfolio (the “Portfolios”) of Plan Investment Fund, Inc. does hereby appoint Joseph S. Castellon and Susan A. Pickar, or any of them, as attorney and proxy of the undersigned, each with full power of substitution and resubstitution, to attend the Annual Meeting of Participation Certificate holders to be held on June 13, 2014 at 8:30 a.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, IL 60181 and at all adjournments thereof, and thereat to vote the PCs of the Portfolios held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1.	Election of Nine Trustees

Instructions: To vote for individual nominees, place an “X” on the line next to each such nominee, up to a total of nine individual nominees. Unless the authority to vote for a nominee is withheld or unless otherwise specified, authority is deemed granted to vote for the election of such nominee.

Name of Management Nominee	Vote For	Withhold Authority To Vote
All of nominees listed below or individually:
Dorothy A. Coleman
David A. Cote
Nanette P. DeTurk
Robert J. Kolodgy
Alan Krigstein
Jeffery T. Leber
Gerard T. Mallen
Vincent P. Price
Cynthia M. Vice

Name of additional nominees(s)	Vote For

2.	Selection of Independent Auditors

Ratify selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2014.

(Auditors)	FOR	ABSTAIN	AGAINST

3.	Other Business

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

(Other Business)	FOR	ABSTAIN	AGAINST

The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote:

(a)	For the election of the Nominating Committee’s slate of Trustees set forth in paragraph 1 above;

(b)	For Appointment of Independent Auditors set forth in paragraph 2 above;

(c)	For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

Dated: , 2014

(Signature) (Title)	(Print Name)

THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY BY E-MAIL C/O BCS FINANCIAL CORPORATION. PLEASE USE THE FOLLOWING E-MAIL ADDRESS: KLACY@BCSF.COM WITH A COPY TO JCASTELLON@BCSF.COM.